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[LOGO]

BASIC Intermediate
Municipal Bond
Portfolio
Semi-Annual
Report


February 28, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

Dreyfus BASIC Intermediate Municipal Bond Portfolio
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on the Dreyfus BASIC Intermediate Municipal Bond Portfolio for the six-month period ended February 28, 1999. Your portfolio produced a total return, including share price changes and dividend income generated, of 2.58%,* and an annualized tax-free distribution rate per share of 4.49%.**

The Economy

   The economy in the period ended February 28, 1999 had several persistent themes. These included weakness in the world economy, strength in the U.S. economy, pervasive disinflation and action by central banks to lower interest rates in many parts of the world.

   Weakness in the world economy started in Asia with economic and financial stresses throughout most of that continent. While China was able to generate economic expansion by government spending, economic declines occurred in most of the rest of Asia. The most severe phase occurred when Asian currencies dropped and short-term interest rates rose. Tentative signs of a bottoming of the crises in Asia had emerged by the end of your portfolio's fiscal year. However, Latin America had begun to weaken in the aftermath of Brazilian economic weakness.

   Europe was full of optimism about the benefits of currency unification into the Euro as of year-end 1998. The reality was that economic growth in Europe began 1998 at a modest pace and showed signs of stagnation by year-end. Even so, the new European central bank postponed any reduction in interest rates in early 1999, probably because of a desire to build anti-inflationary credibility.

   The U.S. economy over the last year grew at an impressively high rate despite the economic weakness overseas. A major reason for this was that the negative effects of foreign economic weakness on the traditional industrial sector were offset by positive effects elsewhere in the economy. Low inflation and low interest rates stimulated the housing and consumer sectors, while the technology sector continued to expand.

   The Federal Reserve eased monetary policy three times beginning on September 30, 1998, lowering the Federal Funds rate from 5.50% to 4.75%. This was not because of any shortfall in U.S. economic growth. Rather, it was a response to the financial stresses that started with the Russian default in the summer of 1998 and culminated in the liquidity crisis of an overleveraged hedge fund in the September/October period. Despite widespread fears, the U.S. economy never did slow. Long-term interest rates declined into early October, when fears of financial crisis, deflation and possible economic recession were at their greatest. However, long-term rates then drifted higher as the financial stresses eased and the feared economic slowdown did not materialize.

Market Environment

   So far in 1999, the environment for municipal securities has been favorable. This has led to municipals performing better than their taxable counterparts. Investors continue to display a desire to add to their holdings of tax-exempt bonds, while the available supply of new issues to date has slowed considerably from last year's near record of $284 billion. In the current environment, it is unlikely that this year's calendar will surpass last year's issuance. The market's most recent adjustment to higher yields does not seem to have deterred investor buying. This support for tax-exempt securities is best illustrated by the municipals performing comparably to their Treasury counterparts. For much of 1998, the U.S. Treasury market was well-supported in the wake of global turmoil. Treasury prices were bid sharply higher in the flight to safety, while municipal yields became increasingly attractive. Historically, long-term high-grade municipals have yielded 80% to 85% of the yields available on comparable Treasuries. During the height of last year's turmoil, the ratio rose to 100%. In recent weeks this ratio has fallen below 90%, as the rise in Treasury yields has outpaced that of municipals. Much of the municipal market's support is directly attributable to crossover buyers who "cross over" from purchasing taxable bonds to the cheaper municipals in order to capitalize at a later date when the yield ratios normalize. Such a reversal could potentially provide a large source of municipal supply for the market. This potential, coupled with uncertainty regarding what the Federal Reserve Board's leaning is on the economy's strength and interest rates, will keep the municipal market on alert.

Portfolio Overview

     The portfolio has continued to implement specific investment strategies, which have enhanced its total return while maintaining a high level of current income. Over the last six months, the portfolio has maintained a strategy of purchasing bonds when the market weakens while selling bonds when the market strengthens. This strategy has served the portfolio well because interest rates in the municipal market have fluctuated by only 1/2 of 1% (50 basis points) over the last six months. Municipal interest rates bottomed in early October and the portfolio took advantage of this by purchasing more defensive type issues. Municipal interest rates peaked in early November, late December through early January, and again in late February. The portfolio was able to take advantage of these modest interest rate peaks by purchasing bonds which were out of favor and which we considered undervalued. By constantly analyzing a bond's performance, the portfolio is able to sell issues which have achieved its price objectives while purchasing other issues which we perceive are still undervalued. Certain supply and demand imbalances continue to occur in the municipal market, and they represent good opportunities to enhance the principal value of the portfolio.

   The portfolio's performance has continued to be strong over the last six-month period ending February 28, 1999. The portfolio produced a total return of 2.58%, which compares favorably with Lipper's Intermediate Municipal Debt Funds Category Average of 2.15% over the same period. We will continue to seek to enhance the portfolio's total return performance by purchasing bonds that are currently out of favor, and are trading at a substantial discount when compared to the rest of the municipal market. We will do this while also continuing to seek to maintain high current income.

   Included in this report is a series of detailed statements about your portfolio's holdings and its financial condition. We hope that you find them informative. Please know that we appreciate greatly your continued confidence in the portfolio, and in The Dreyfus Corporation.

                                        Very truly yours,

                                        /s/ Richard J. Moynihan

                                        Richard J. Moynihan
                                        Director, Municipal Portfolio Management
                                        The Dreyfus Corporation

March 18, 1999
New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions. Income may be subject to state and local taxes, and some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

Dreyfus BASIC Intermediate Municipal Bond Portfolio
--------------------------------------------------------------------------------
Statement of Investments                                                              February 28, 1999 (Unaudited)

                                                                                     Principal
Long-Term Municipal Investments--93.6%                                                 Amount            Value
-------------------------------------------------------------------------------     ------------     --------------
Alabama--1.1%

Alabama Agricultural and Mechanical University, Revenues
  6%, 11/1/2006 (Insured; MBIA, Prerefunded 11/1/2005) (a).....................      $ 1,000,000      $  1,136,900

Arizona--1.6%

Arizona Transportation Board, Highway Revenue, Refunding 5%, 7/1/2010..........          900,000           950,661

Maricopa County, COP 5.625%, 6/1/2000..........................................          730,000           740,731

California--3.0%

California Statewide Communities Development Authority, COP, Revenue, Refunding
  (Triad Healthcare) Zero Coupon, 8/1/2007
  (Insured; California Health Facilities Construction Loan Fund)...............        3,000,000         2,113,170

Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
  Zero Coupon, 1/1/2004........................................................        1,000,000           819,660

Hemet, COP (Capital Projects) 6.50%, 2/1/2003..................................          200,000           214,576

Colorado--5.7%

Arapahoe County (School District Number 1, Englewood)
  4.50%, 12/1/2016 (Insured; FSA)..............................................        1,710,000         1,630,348

Colorado Srpings School District Facilities Corporation, COP
  Zero Coupon, 12/15/2008......................................................        1,000,000           970,580

Denver City and County, Airport Revenue
  7.25%, 11/15/2007............................................................          180,000           199,649

El Paso County (School District Number 2, Harrison)
  4.375%, 12/1/2014 (Insured; MBIA)............................................        1,250,000         1,195,637

Westminster, MFHR, Refunding (Semper Village Apartments)
  5.95%, 9/1/2006 (Guaranteed; AXA Reinsurance)................................        1,830,000         1,936,213

Delaware--.9%

New Castle County 4.625%, 10/1/2015............................................        1,000,000           976,740

Florida--1.5%

Palm Beach County, Criminal Justice Facilities Revenue
  5.90%, 6/1/2008 (Insured; FGIC)..............................................        1,400,000         1,550,598

Hawaii--2.1%

Hawaii 5.80%, 1/1/2005.........................................................        1,000,000         1,088,890

Hawaii Harbor, Capital Improvement Revenue, Refunding
  6.20%, 7/1/2008 (Insured; FGIC)..............................................        1,000,000         1,103,490

Illinois--1.1%

Chicago Public Building Commerce, Building Revenue
  (Chicago Park District) 5.80%, 1/1/2013 (Insured; FGIC, Prefunded 1/1/2003) (a)      1,000,000         1,090,660

Indiana--1.1%

Indiana Transportation Finance Authority, Airport Facilities LR
  (United Air) 6.25%, 11/1/2003................................................        1,000,000         1,091,530


Dreyfus BASIC Intermediate Municipal Bond Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                February 28, 1999 (Unaudited)


                                                                                     Principal
Long-Term Municipal Investments (continued)                                            Amount            Value
-------------------------------------------------------------------------------     ------------     --------------
Maryland--2.7%

Northeast Waste Disposal Authority, RRR
  (Baltimore Resco Retrofit Project) 4.75%, 1/1/2012...........................      $ 2,910,000      $  2,811,496

Massachusetts--3.2%

Massachusetts Health and Educational Facilities Authority, Revenue
  (Caregroup) 4.50%, 7/1/2014 (Insured; MBIA)..................................        2,240,000         2,159,226

University of Massachusetts Building Authority, Revenue, Refunding
  6.50%, 5/1/2006..............................................................        1,000,000         1,151,600

Michigan--3.0%

Greater Detroit Resource Recovery Authority, Revenue, Refunding
  6.25%, 12/13/2008 (Insured; AMBAC)...........................................        1,000,000         1,160,140

Michigan Hospital Finance Authority, HR, Refunding:
  (Genesys Health System) 7.10%, 10/1/2002.....................................          860,000           942,053
  (Holland Community Hospital) 5.25%, 1/1/2010.................................        1,000,000         1,036,260

Missouri--2.3%

North Kansas City, HR 4.50%, 11/15/2015 (Insured; AMBAC).......................        1,325,000         1,259,810

Missouri Regional Convention and Sports Complex Authority
  (Convention and Sports Project) 5.50%, 8/15/2013 (Insured; MBIA).............        1,100,000         1,176,208

New Jersey--2.4%

New Jersey Economic Development Authority, Market Transition Facility Revenue
  7%, 7/1/2003 (Insured; MBIA).................................................        1,000,000         1,125,980

New Jersey Turnpike Authority, Turnpike Revenue 6%, 1/1/2005...................        1,290,000         1,376,701

New York--6.8%

New York Dormitory Authority, Secured Hospital Revenues
  (Interfaith Medical Center) 5.375%, 2/15/2011................................        4,120,000         4,361,597

New York State Housing Corp., Revenue, Refunding 6%, 11/1/2003.................        1,500,000         1,603,680

New York State Thruway Authority, Service Contract Revenue
  (Local Highway and Bridge) 5.75%, 4/1/2006...................................        1,000,000         1,091,990

North Carolina--2.9%

Charlotte, COP, Refunding (Convention Facility Project)
  5.25%, 12/1/2013 (Insured; AMBAC)............................................        1,750,000         1,830,360

North Carolina Eastern Municipal Power Agency, Power System Revenue, Refunding
  7%, 1/1/2008.................................................................        1,000,000         1,153,100

Ohio--2.4%

Cuyahoga County, HR (Meridia Health System) 6.20%, 8/15/2005...................          505,000           570,993

South--Western City School District, Franklin and Pickway County
  4.75%, 12/1/2019 (Insured; AMBAC)............................................        2,000,000         1,934,460

Pennsylvania--19.3%

Beaver County, Refunding 5%, 10/1/2012 (Insured; MBIA).........................          950,000           975,669

Berks County Municipal Authority, Revenue, Refunding
  (Phoebe--Devitt Homes Project) 5.50%, 5/15/2011...............................       1,000,000           997,360


Dreyfus BASIC Intermediate Municipal Bond Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                February 28, 1999 (Unaudited)


                                                                                     Principal
Long-Term Municipal Investments (continued)                                            Amount            Value
-------------------------------------------------------------------------------     ------------     --------------
Pennsylvania (continued)

Butler County Hospital Authority, Health Center Revenue, Refunding
  (St. Francis Health Care Project) 6%, 5/1/2008...............................      $ 1,860,000      $  2,044,884

Harrisburg Authority, Office and Parking Revenue 5.50%, 5/1/2005...............          650,000           653,491

Harrisburg Redevelopment Authority, Revenue Zero Coupon, 11/1/2017 (Insured; FSA)      2,750,000         1,069,503

Hempfield School District, Refunding (Lancaster County)
  5.30%, 10/15/2014 (Insured; FGIC)............................................        1,000,000         1,040,340

Pennsylvania, COP, Refunding 5.40%, 7/1/2008 (Insured; AMBAC)..................        5,000,000         5,177,350

Pennsylvania Convention Center Authority, Revenue, Refunding
  6.25%, 9/1/2004..............................................................          200,000           213,862

Pennsylvania Higher Educational Facilities Authority,
  University Health Services Revenue, Refunding 5.35%, 1/1/2008................        3,000,000         3,169,860

Pennsylvania Finance Authority, Revenue, Refunding
  (Municipal Capital Improvements Program) 6.60%, 11/1/2009....................        1,000,000         1,110,630

Philadelphia, Water and Wastewater Revenue, Refunding
  5.75%, 6/15/2013 (Insured; MBIA).............................................        1,000,000         1,079,770

Philadelphia Hospitals and Higher Education Facilities Authority, Revenue
  (Northwestern Corp.) 6.50%, 6/1/2004 (Prerefunded 6/1/2003) (a)..............        1,280,000         1,428,083

Philadelphia School District, Refunding 5.375%, 7/1/2005 (Insured; AMBAC)......        1,000,000         1,072,590

Rhode Island--1.0%

Rhode Island, Consolidated Capital Development Loan
  5.95%, 8/1/2013 (Insured; MBIA)..............................................        1,000,000         1,078,080

Texas--6.9%

Brazos Higher Education Authority, Student Loan Revenue, Refunding
  6.20%, 12/1/2002.............................................................          180,000           193,345

Houston Airport System, Special Facilities Revenue (Automated People Mover)
  5.375%, 7/15/2009 (Insured; FSA, Guaranteed; Continental Airline, Inc.)......        1,385,000         1,474,277

Irving Hospital Authority, HR (Irving Healthcare Systems)
  5.70%, 7/1/2008 (Insured; FSA)...............................................        1,675,000         1,796,739

Lower Colorado River Authority, Revenue, Refunding
  Zero Coupon, 1/1/2003 (Insured; AMBAC).......................................        1,000,000           862,240

Mesquite Health Facilities Development Corporation
  Retirement Facilities Revenue, Refunding (Christian Retirement Facility):
    5.70%, 2/15/2002...........................................................          285,000           295,847
    5.80%, 2/15/2003...........................................................          315,000           330,545

San Antonio, Water Revenue:
  6.30%, 5/15/2004 (Insured; FGIC, Escrowed to Maturity).......................          100,000           111,653
  6.30%, 5/15/2004 (Insured; FGIC).............................................          900,000           982,170

Waco 6%, 2/1/2004 (Insured; FGIC)..............................................        1,070,000         1,171,126

Utah--1.6%

Salt Lake County Municipal Building Authority, LR
  6.15%, 10/1/2010 (Insured; MBIA).............................................        1,450,000         1,609,573


Dreyfus BASIC Intermediate Municipal Bond Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                 February 28, 1999 (Unaudited)


                                                                                     Principal
Long-Term Municipal Investments (continued)                                            Amount            Value
-------------------------------------------------------------------------------     ------------     --------------
Virginia--2.4%

Brunswick County Industrial Development Authority, Correctional Facility LR
  5.55%, 7/1/2008 (Insured; MBIA)..............................................      $ 1,325,000      $  1,453,432

Virginia Housing Development Authority, Commonwealth Mortgage
  5.75%, 1/1/2001..............................................................        1,000,000         1,027,300

Washington--2.3%

Snohomish County Public Utility District Number 1, Electric Revenue
  6.60%, 1/1/2002 (Insured; FGIC)..............................................        1,000,000         1,069,630

Washington Health Care Facilities Authority, Revenue, Refunding
  (Gray Harbor Community Hospital) 5.75%, 7/1/2010 (Insured; Asset Guaranty)...        1,180,000         1,278,683

West Virginia--1.0%

West Virginia Public Energy Authority, Energy Revenue (Morgantown Associates Project)
  5.05%, 7/1/2008 (LOC; Swiss Bank Corp.)......................................        1,000,000         1,035,290

Wisconsin--3.3%

Kenosha Zero Coupon, 10/15/2008 (Insured; MBIA)................................        2,000,000         1,296,440

Wisconsin:

  5.20%, 5/1/2013..............................................................        1,000,000         1,040,050
  Transportation Revenue 5.40%, 7/1/2004.......................................        1,000,000         1,046,430

Wyoming--.8%

Wyoming Farm Loan Board, Capital Facilities Revenue
  Zero Coupon, 10/1/2004.......................................................        1,000,000           796,350

U.S. Related--11.2%

Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue:
  5.40%, 7/1/2006..............................................................        3,000,000         3,178,020
  5.40%, 7/1/2006 (Insured; FSA)...............................................        8,000,000         8,476,080
                                                                                                      ------------

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $93,178,065).......................                       $ 97,192,379
                                                                                                      ============

Short-Term Municipal Investments--7.2%
-------------------------------------------------------------------------------
Indiana--1.0%

Indianapolis, RRR, VRDN (Ogden Martin Systems)
  3.10% (LOC; Swiss Bank Corp.) (b)............................................      $ 1,000,000      $  1,000,000

Iowa--1.0%

Iowa Finance Authority, SWDR, VRDN (Cedar River Paper Co.)
  3.25% (LOC; Swiss Bank Corp.) (c)............................................        1,000,000         1,000,000

Florida--1.0%

Manatee County, PCR, Refunding, VRDN
  (Florida Power & Light Co. Project) 2.90% (b)................................        1,000,000         1,000,000

Michigan--.9%

Midland County Economic Development Corp. EDR, VRDN
  (Dow Chemical Co. Project) 3.10% (b).........................................        1,000,000         1,000,000



Dreyfus BASIC Intermediate Municipal Bond Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                 February 28, 1999 (Unaudited)


                                                                                     Principal
Short-Term Municipal Investments (continued)                                          Amount            Value
-------------------------------------------------------------------------------     ------------     --------------
Minnesota--2.4%

Cohasset, Revenue, Refunding, VRDN
  (Minnesota Power & Light Co. Project) 2.90% (LOC; Abn Amro Bank N.V.) (b)....      $ 2,500,000      $  2,500,000

New York--.9%

New York State Environmental Facilities Corp., RRR, VRDN
  (OFS Equity Huntington Project) 3.05% (LOC; Union Bank of Switzerland) (b)...        1,000,000         1,000,000
                                                                                                      ------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $7,500,000).......................                       $  7,500,000

TOTAL INVESTMENTS (cost $100,678,065)..........................................           100.8%      $104,692,379
                                                                                          ======      ============
LIABILITIES, LESS CASH AND RECEIVABLES.........................................             (.8%)     $   (788,786)
                                                                                          ======      ============
NET ASSETS.....................................................................           100.0%      $103,903,593
                                                                                          ======      ============

Summary of Abbreviations
--------------------------------------------------------------------------------------------------------------
AMBAC      American Municipal Bond Assurance Corporation    MBIA       Municipal Bond Investors Assurance
COP        Certificate of Participation                                   Insurance Corporation
EDR        Economic Development Revenue                     MFHR       Multi-Family Housing Revenue
FGIC       Financial Guaranty Insurance Company             PCR        Pollution Control Revenue
FSA        Financial Security Assurance                     RRR        Resource Recovery Revenue
HR         Hospital Revenue                                 SWDR       Solid Waste Disposal Revenue
LOC        Letter of Credit                                 VRDN       Variable Rate Demand Notes
LR         Lease Revenue


Summary of Combined Ratings (Unaudited)
--------------------------------------------------------------------------------------------------------------
Fitch (d)          or          Moody's           or           Standard & Poor's         Percentage of Value
---------                      -------                        -----------------         -------------------
AAA                            Aaa                            AAA                                46.8%
AA                             Aa                             AA                                 14.3
A                              A                              A                                  23.7
BBB                            Baa                            BBB                                 6.4
F-1+ & F-1                     MIG1, VMIG1, & P1              SP1 & A1                            7.2
Not Rated (c)                  Not Rated (c)                  Not Rated (c)                       1.6
                                                                                              -------
                                                                                                100.0%
                                                                                              =======

Notes to Statement of Investments:
--------------------------------------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

(c) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                       See notes to financial statements.

Dreyfus BASIC Intermediate Municipal Bond Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                         February 28, 1999 (Unaudited)


                                                                                                 Cost            Value
                                                                                             -------------   --------------
ASSETS:                       Investments in securities--See Statement of Investments        $100,678,065    $104,692,379
                              Cash.............................................                                 1,355,670
                              Interest receivable..............................                                   982,306
                              Receivable for shares of Common Stock subscribed.                                    50,000
                              Prepaid expenses.................................                                    22,307
                                                                                                             ------------
                                                                                                              107,102,662
                                                                                                             ------------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                    22,599
                              Payable for investment securities purchased......                                 3,154,917
                              Accrued expenses and other liabilities...........                                    21,553
                                                                                                             ------------
                                                                                                                3,199,069
                                                                                                             ------------
NET ASSETS.....................................................................                              $103,903,593
                                                                                                             ============
REPRESENTED BY:               Paid--in capital.................................                              $ 99,646,490
                              Accumulated undistributed investment income--net.                                    25,436
                              Accumulated net realized gain (loss) on investments                                 217,353
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4(b)......................                                 4,014,314
                                                                                                             ------------
NET ASSETS.....................................................................                              $103,903,593
                                                                                                             ============
SHARES OUTSTANDING
(500 million shares of $.001 par value Common Stock authorized)................                                 7,688,064

NET ASSET VALUE, offering and redemption price per share.......................                                    $13.51
                                                                                                                   ======

                       See notes to financial statements.

Dreyfus BASIC Intermediate Municipal Bond Portfolio
--------------------------------------------------------------------------------
Statement of Operations                                                        Six Months Ended February 28, 1999 (Unaudited)


INVESTMENT INCOME

INCOME                        Interest Income..................................                                    $2,322,457


EXPENSES:                     Management fee--Note 3(a)........................                $ 281,429
                              Shareholder servicing costs--Note 3(b)...........                   44,438
                              Registration fees................................                   12,920
                              Auditing fees....................................                   10,615
                              Custodian fees...................................                    5,425
                              Prospectus and shareholders' reports.............                    3,839
                              Legal fees.......................................                      940
                              Directors' fees and expenses--Note 3(c)..........                      673
                              Loan commitment fees--Note 2.....................                      198
                              Miscellaneous....................................                    7,839
                                                                                               ---------
                                Total Expenses.................................                  368,316
                              Less-reduction in management fee due to
                                undertaking--Note 3(a).........................                 (157,047)
                                                                                               ---------
                                Net Expenses...................................                                       211,269
                                                                                                                   ----------
INVESTMENT INCOME--NET..........................................................                                    2,111,188

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments..........                $ 595,087
                              Net unrealized appreciation (depreciation) on investments         (311,186)
                                                                                               ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                       283,901
                                                                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                                    $2,395,089
                                                                                                                   ==========


                       See notes to financial statements.

Dreyfus BASIC Intermediate Municipal Bond Portfolio
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                               Six Months Ended
                                                                               February 28, 1999    Year Ended
                                                                                  (Unaudited)     August 31, 1998
                                                                               ----------------- ---------------
OPERATIONS:

  Investment income--net...............................................        $  2,111,188      $ 3,659,685
  Net realized gain (loss) on investments.............................              595,087          317,699
  Net unrealized appreciation (depreciation) on investments...........             (311,186)       2,451,973
                                                                               ------------      -----------
    Net Increase (Decrease) in Net Assets Resulting from Operations...            2,395,089        6,429,357
                                                                               ------------      -----------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net...............................................          (2,085,752)      (3,677,127)
  Net realized gain on investments....................................             (664,088)        (822,083)
                                                                               ------------      -----------
    Total Dividends...................................................           (2,749,840)      (4,499,210)
                                                                               ------------      -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.......................................           20,610,924       36,124,077
  Dividends reinvested................................................            2,209,032        3,570,034
  Cost of shares redeemed.............................................          (11,222,276)     (15,335,815)
                                                                               ------------      -----------
    Increase (Decrease) in Net Assets from Capital Stock Transactions.           11,597,680       24,358,296
                                                                               ------------      -----------
      Total Increase (Decrease) in Net Assets.........................           11,242,929       26,288,443

NET ASSETS:
  Beginning of Period.................................................           92,660,664       66,372,221
                                                                               ------------      -----------
  End of Period.......................................................         $103,903,593      $92,660,664
                                                                               ============      ===========
Undistributed investment income--net...................................        $     25,436           --
                                                                               ------------      -----------

                                                                                  Shares            Shares
                                                                               ------------      -----------
CAPITAL SHARE TRANSACTIONS:
  Shares sold.........................................................            1,518,625        2,702,923
  Shares issued for dividends reinvested..............................              162,617          267,346
  Shares redeemed.....................................................             (824,440)      (1,148,735)
                                                                               ------------      -----------
    Net Increase (Decrease) in Shares Outstanding.....................              856,802        1,821,534
                                                                               ============      ===========

                       See notes to financial statements.

Dreyfus BASIC Intermediate Municipal Bond Portfolio
--------------------------------------------------------------------
Financial Highlights

Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                    Six Months Ended
                                                    February 28, 1999            Year Ended August 31,
                                                                       -------------------------------------------
PER SHARE DATA:                                        (Unaudited)      1998     1997    1996     1995     1994(1)
                                                       ----------      ------   ------  ------   ------    -------
   Net asset value, beginning of period.......            $13.56       $13.25   $12.83  $12.95   $12.65    $12.50
                                                          ------       ------   ------  ------   ------    ------
   Investment Operations:
   Investment income--net.....................               .30          .63      .66     .65      .68       .24
   Net realized and unrealized gain (loss)
      on investments..........................               .05          .47      .45    (.12)     .30       .15
                                                          ------       ------   ------  ------   ------    ------
   Total from Investment Operations...........               .35         1.10     1.11     .53      .98       .39
                                                          ------       ------   ------  ------   ------    ------
   Distributions:
   Dividends from investment income--net......              (.30)        (.63)    (.66)   (.65)    (.68)     (.24)
   Dividends from net realized gain on investments          (.10)        (.16)    (.03)   --       --        --
                                                          ------       ------   ------  ------   ------    ------
   Total Distributions........................              (.40)        (.79)    (.69)   (.65)    (.68)     (.24)
                                                          ------       ------   ------  ------   ------    ------
   Net asset value, end of period.............            $13.51       $13.56   $13.25  $12.83   $12.95    $12.65
                                                          ======       ======   ======  ======   ======    ======
TOTAL INVESTMENT RETURN.......................              5.20%(2)     8.51%    8.95%   4.07%    8.09%     3.11%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....               .45%(2)      .45%     .24%    .39%     .11%     --
   Ratio of net investment income
      to average net assets...................              4.50%(2)     4.68%    5.07%   5.01%    5.45%     5.53%(3)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager......                33%(2)      .36%     .56%    .46%     .81%(2)  1.54%(3)
   Portfolio Turnover Rate....................             30.59%(3)    15.38%   64.65%  54.99%   34.12%(3) 41.15%(2)
   Net Assets, end of period (000's Omitted)..          $103,904      $92,661  $66,372 $46,598  $43,155   $28,275

---------------------
(1) From May 5, 1994 (commencement of operations) to August 31, 1994.
(2) Annualized.
(3) Not annualized.


                               See notes to financial statements.

Dreyfus BASIC Intermediate Municipal Bond Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus BASIC Intermediate Municipal Bond Portfolio (the "Fund") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the Fund. The Fund's investment objective is to provide investors with, as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund received net earnings credits of $4,106 during the period ended February 28, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent *18 that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus BASIC Intermediate Municipal Bond Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expense, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $157,047 during the period ended February 28, 1999.

   (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 1999, the Fund was charged $33,953 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1999, the fund was charged $6,534 pursuant to the transfer agency agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 1999 amounted to $36,704.153 and $27,777,461, respectively.

   At February 28, 1999, accumulated appreciation on investments was $4,014,314, consisting of $4,072,118 gross unrealized appreciation and $57,804 gross unrealized depreciation.

   At February 28, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus BASIC Intermediate
Municipal Bond Portfolio
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                      126SA992